As Filed With The Securities And Exchange Commission on April 30, 2003.

File Nos. 2-83299 and 811-3720

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	(X)

Pre-Effective Amendment No.	( )

Post-Effective Amendment No. 21	(X)
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	(X)

Amendment No. 22	(X)

FBR Fund for Tax-Free Investors, Inc. (formerly Fund for Tax-Free Investors, Inc.)
(Exact Name of Registrant as Specified in Charter)

4922 Fairmont Avenue, Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)

(301) 657-1500
(Registrant's Telephone Number, Including Area Code)

William Ginivan
General Counsel
Friedman, Billings, Ramsey Group, Inc.
1001 Nineteenth Street, North
Arlington, Virginia 22209
(Name and Address of Agent for Service of Process)

 Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b) of rule 485.
X	on May 1, 2003 pursuant to paragraph (b) (1) (v) of rule 485.
60 days after filing pursuant to paragraph (a) (1) of rule 485.
on (date) pursuant to paragraph (a) (1) of rule 485.
75 days after filing pursuant to paragraph (a) (2) of rule 485.
on (date) pursuant to paragraph (a) (2) of rule 485.

Friedman Billings Ramsey
FBR FUND for TAX-FREE INVESTORS, INC.

FBR Tax-Free Money Market Portfolio

Prospectus

May 1, 2003

As with all mutual funds, the Securities and Exchange Commission has not judged whether this Fund is a good investment or whether the information in this prospectus is adequate or accurate.  Anyone who indicates otherwise is committing a Federal crime.

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INVESTMENT OBJECTIVES and PRINCIPAL
INVESTMENT STRATEGIES

Fund Investment Objective
Consistent with preservation of capital, the FBR Tax-Free Money Market Portfolio (the "Fund") seeks to provide investors with current income derived from investments made principally in short-term municipal securities exempt from federal income tax, including the Alternative Minimal Tax ("AMT").

Principal Fund Investment Strategy
In attempting to achieve its objective, the Fund will invest at least 80% of the value of its assets in short-term, tax-exempt municipal obligations which, at the time of purchase, are rated within the top two grades assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").  The Fund may also purchase, without limitation, unrated municipal securities if in the opinion of the Fund's subadviser, Asset Management, Inc. ("AMI"), they are of an investment quality comparable to that of rated securities eligible for purchase by the Fund.  The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share.  These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments.  For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less.  The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

Although it is the intention of the Fund to invest all of its assets in municipal securities, market conditions may arise that limit the availability of such obligations.  During such periods, the Fund may invest up to 20% of its assets in short-term, taxable obligations of the United States government, federal agencies and government-sponsored enterprises, or in repurchase agreements secured by such securities.  The Fund will invest in taxable securities only as a temporary measure, either because of their liquidity or because of the unavailability of short-term, tax-exempt securities meeting the quality characteristics specified above.  Income from such securities may be taxable for federal and/or state income tax purposes.  Additionally, the Fund may invest up to 20% of its net assets in securities that are subject to the alternative minimum tax.

The Fund is subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal circumstances, at least 80% of its net assets in securities, the income from which is exempt from Federal income taxes.

The Fund may invest up to 25% of its assets in new issues of municipal securities on a "when issued" basis; that is, at the time of the purchase commitment, both the interest and principal amount are fixed and payment and delivery of the securities normally occurs in 15 to 45 days.  The Fund intends to enter into purchase orders for when-issued securities with the intention of actually taking delivery of such securities, but it may sell when-issued securities prior to delivery if it is deemed advisable as a matter of investment strategy. During the period between the purchase commitment of a when issued security and actual delivery, no interest accrues to the purchaser and the market value of the security may fluctuate (although the Fund intends to take immediate delivery of these securities upon purchase).

The Fund may also purchase certain tax-exempt municipal obligations that have a variable rate of interest.  Such obligations bear interest at rates which vary with changes in specific market rates or indices, such as the bank prime rate. These securities will be permitted for inclusion in the Fund's portfolio even though they may have a maturity which is greater than one year.  Investment in these securities will be made only if a secondary market for them exists or if the Fund may redeem them on demand within seven days.

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PRINCIPAL RISKS of INVESTING in the FUND

General. Loss of money is a risk of investing in the Fund. While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. There is no assurance that the Fund will meet its investment objective. Although the Fund seeks to preserve the net asset value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.  Also, an investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Interest rate risk. Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates.  When interest rates rise, the market values of money market instruments decline; when interest rates decline, the market value of money market instruments increase. Thus, the Fund's yield fluctuates daily in response to changes in the interest rates and as investments in the Fund's portfolio mature and are replaced with new investments bearing current interest rates.  The price volatility of money market instruments also depends on their maturities and durations.  Generally, the longer the maturity and duration of a money market instrument, the greater its sensitivity to interest rates.

Credit risk. A money market instrument's credit quality depends upon the issuer's ability to pay interest on the security and, ultimately, to repay the principal.  The lower the rating by one of the independent bond-rating agencies (for example Moody's  or S&P), the greater the chance (in the rating agency's opinion) the security's issuer will default, or fail to meet its repayment obligations.  Direct U.S. Treasury obligations (securities backed by the U.S. government) carry the highest credit ratings.  All things being equal, money market instruments with greater credit risk offer higher yields.  The amount of information about the financial condition of issuers of tax-exempt debt is generally not as extensive as that which is made available by issuers of taxable debt.

Other risks. Although the Fund invests in variable rate securities that entitle the Fund to demand repayment in full (thus reducing credit risk), the demand feature is not always unconditional and may make the securities more difficult to sell quickly or without loss.

Because the Fund invests in municipal money market securities, the Fund's performance may be affected by state and local economic conditions and political developments, credit downgrades of Fund investments, as well as the ability of issuers to meet their obligations.

FUND PERFORMANCE

Risk/Return Bar Chart and Tables
The bar chart and table below provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each of the last 10 calendar years. The table shows the Fund's average annual returns for different calendar periods. Returns shown assume reinvestment of dividends and distributions.
Please keep in mind that how the Fund has performed in the past does not necessarily indicate how the Fund will perform in the future.

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Best Quarter:  0.85%    2nd Qtr of 2000        Worst Quarter:  0.18%    4th Qtr of 2002

The Fund's year-to-date total return as of March 31, 2003 was 0.09%.

Performance Table
Average Annual Total Returns
(for Periods Ended December 31, 2002)

One Year	0.94%
Five Years	2.28%
Ten Years	2.38%

 Yields
as of December 31, 2002)

7-Day	0.56%
7-Day Effective	0.56%
7-Day Effective Tax-Equivalent*	0.93%

*Assuming a 39.6% tax bracket.

For current yield information please call 800.622.1386.

FEES and EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.50%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.80%*

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* The Total Annual Fund Operating Expenses have been restated to reflect current fees.

If your monthly account balance falls below $1,000 you may be charged a $5 fee.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that all dividends are reinvested, and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 82	$ 255	$ 444	$ 990

FUND MANAGEMENT

Investment Adviser
Money Management Advisers, Inc., (the "Adviser") a Delaware corporation located at 1001 Nineteenth Street North, Arlington, Virginia 22209, serves as the Fund's investment adviser. Prior to January 1, 2002, the Adviser was a District of Columbia limited partnership known as Money Management Associates, L.P. The Adviser is a wholly-owned subsidiary of FBR National Bank & Trust ("FBR National"), the Fund's administrator, custodian, fund accounting and transfer agent.  The Adviser and FBR National are both wholly-owned subsidiaries of Friedman, Billings, Ramsey Group, Inc. ("FBR Group").

Established in 1974, the Adviser is registered with the Securities and Exchange Commission ("SEC") as an investment adviser and has served as the Fund's adviser since the Fund commenced operations on September 9, 1983. Subject to the general supervision of the Fund's Board of Directors, the Adviser is responsible for the overall management of the Fund's business affairs and provides investment oversight and supervision to the Fund.

The Adviser (who manages five no-load mutual funds) and its asset management affiliates manage approximately $8.1 billion of gross assets (including leverage) as of March 31, 2003 for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships.

Pursuant to an agreement between the Adviser and the Fund, for the advisory services performed the Adviser received 0.50% of the average net assets of the Fund for the fiscal year ended December 31, 2002.

Investment Subadviser. The Adviser and the Fund have retained Asset Management, Inc. ("AMI") located at 5530 Wisconsin Avenue, Suite 1500, Chevy Chase, Maryland 20815, to serve as the investment subadviser to the Fund. As the Fund's subadviser, AMI continually conducts investment research and supervision for the Fund, and is responsible for the purchase and sale of the Fund's investments.  AMI was formed in 1977 and is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.   As of March 31, 2003, AMI managed approximately $958 million in assets on behalf of the Fund and other clients such as individuals, institutions and private partnerships.  Arthur A. Adler, Jr. is the sole director of AMI and its president and founder.  Mr. Adler, along with Craig A. Pernick, Vice President and Michael S. Gildenhorn, Executive Vice President, comprise the Fund's portfolio management team.

For these services, the Adviser (and not the Fund) pays AMI a fee out of the Adviser's advisory fee.

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SHAREHOLDER INFORMATION

How to Invest In The Fund

 Facts To Know Before You Invest:

  The minimum initial investment in the Fund is $2,000.

  Additional investments must be at least $100.

  There are no sales charges.

  The Fund reserves the right to reject any purchase order and vary the initial and subsequent investment minimums at any time.

  All shares are electronically recorded; the Fund will not issue certificates.

  A $10 fee may be charged for items returned for insufficient or uncollectible funds.

  There is a $10 foreign check fee.

  The securities market in which the Fund buys and sells its securities usually requires settlement in Federal funds for all transactions.  Payments received by bank wire will begin earning dividends the same day provided the order was received prior to 12:00 p.m., Eastern time.  Payment for the purchase of Fund shares received after 12:00 p.m., Eastern time will begin earning dividends the following business day.

 Purchasing Shares:

By Mail
Complete an application and forward it with payment by check or Federal Reserve Draft payable to the order of "FBR Tax-Free Money Market Portfolio" to:

FBR National Bank & Trust
4922 Fairmont Avenue
|Bethesda, Maryland  20814

You may make additional purchases of shares by mailing a check or Federal Reserve Draft payable to the order of "FBR Tax-Free Money Market Portfolio" to the same address. The name of the Fund must appear on the check or Federal Reserve Draft.  Federal Reserve Drafts are available at national banks or any state bank that is a member of the Federal Reserve System. No cash, money orders, traveler's checks, third party checks, credit card checks or other checks deemed to be high-risk checks will be accepted.

By Bank Wire

Speak to the branch manager of your bank.  Request a transfer of Federal funds to FBR National Bank & Trust ("FBR National"), instructing the bank to wire transfer the money before 12:00 p.m., Eastern time to:

FBR National Bank & Trust
Bethesda, Maryland
Routing # 0550-71084

Specify the Fund name, your account number (if assigned), and the name(s) in which the account is registered.

After instructing your bank to transfer Federal funds, you must telephone Shareholder Services at 800.622.1386 or 301.657.1510 between 8:30 a.m. and 4:30 p.m. Eastern time and tell us the amount you transferred and the name of the bank sending the transfer.  Your bank may charge a fee for its services.  Remember that it is important to complete the wire transfer before 12:00 p.m. Eastern time to begin earning dividends on the day of the purchase.

 7

Through Brokers
You may also invest in the Fund by purchasing shares through an authorized third party, such as a registered broker-dealer, bank or other financial institution that purchases securities for its customers.  When an authorized third party accepts an order, the Fund will be deemed to have received the order.  Orders accepted by an authorized third party will be priced at the Fund's net asset value next computed after acceptance.  Such third parties who process orders may charge a fee for their services.  Certain third party organizations may receive compensation from the Fund's transfer agent or the Fund's Adviser for the shareholder services they provide.

How To Redeem Your Investment

Redeeming Shares:

By Telephone

Contact Shareholder Services at 800.622.1386
between the hours of 8:30 a.m. and 4:30 p.m. Eastern time

For your protection, we will take measures to verify your identity by requiring verification of the Tax Identification Number on the account prior to acting on telephone instructions and may also record telephone transactions.  A written confirmation will be mailed to you within five business days after your redemption.  Please note that we may terminate or modify telephone redemption privileges upon 60 days' notice.

By Mail or Fax

Mail your instructions for redemption to:	Fax your instructions for redemption to:
FBR National Bank & Trust	301.657.1520
4922 Fairmont Avenue	Attn: Shareholder Services
Bethesda, MD 20814
Attn: Shareholder Services

Include the following information in your redemption request:

  the name of the Fund and account number you are redeeming from;

  your name(s) and address as it appears on your account;

  the dollar amount or number of shares you wish to redeem;

  your signature(s) as it appears on your account; and

  a daytime telephone number.

Check Writing Privileges

You may also elect to redeem shares by draft check (minimum check - $250) made payable to the order of any person or institution.  Upon the Fund's receipt of a completed signature card, you will be supplied with draft checks that are drawn on your Fund account and are paid through FBR National. Please note that you may not close your account by draft check.

The Fund reserves the right to change or suspend the checking service and to charge for the reorder of draft checks.  These draft checks cannot be certified, nor can these checks be negotiated for cash at FBR National.  There will be a $10 charge for each stop payment request on draft checks.  Investors using draft checks will be subject to the same rules and regulations that FBR National applies to checking accounts.

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Additional Information You Should Know When You Redeem:

  You may receive redemption proceeds by bank wire, check, or through the Automated Clearing House System ("ACH"). For redemptions by bank wire, we will, upon instruction, wire transfer the amount specified to your commercial bank or brokerage account specified in your account application.  For bank wire redemptions less than $5,000, a $10 wire fee will be assessed.

  If you request payment of redemptions to a third party or to a commercial bank not specified on your original account application, the request must be in writing and your signature must be guaranteed by an eligible institution (eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants).

  Redemption checks will be issued within seven days, normally one business day.  However, withdrawal requests on investments that have been made by check may be delayed up to ten calendar days following the investment or until the check clears, whichever occurs first. This delay is necessary to assure us that investments made by check are good funds.  You will receive redemption proceeds promptly upon confirmation of receipt of good funds.

  If your monthly account balance falls below $1,000 you may be charged a $5 fee.  The fee will not be imposed on accounts established under the Uniform Gifts or Transfers to Minors Acts.  Additionally, your account may be redeemed after 60 days' written notice to you if your account's net asset value falls below $1,000.

  The right of redemption may be suspended, or the date of payment postponed during the following periods: (a) periods during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend or holiday closings); (b) periods when trading on the NYSE is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable; or (c) for such other periods as the SEC, by order, may permit for protection of the Fund's investors.

ADDITIONAL INFORMATION ABOUT THE FUND

Exchanging Fund Shares
You may exchange your shares of the Fund for shares of any of the following FBR Funds:

  FBR American Gas Index Fund
  FBR Small Cap Financial Fund
  FBR Financial Services Fund
  FBR Small Cap Value Fund
  FBR Technology Fund
  FBR Fund for Government Investors
  FBR Maryland Tax-Free Portfolio
  FBR Virginia Tax-Free Portfolio
  FBR Total Return Bond Fund

9

You should obtain and read the current prospectus of the fund you want to acquire in an exchange by calling 800.622.1386. The fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. Exchanges will be effected at the respective net asset values of the funds involved as next determined after receipt of the exchange request. The exchange privilege may be modified or withdrawn at any time and is subject to certain limitations.

For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your own tax adviser concerning the tax consequences of an exchange.

If an exchange is to a new fund, the dollar value of shares acquired must meet that fund's minimum investment for a new account; if the exchange is to an existing account, the dollar value must equal or exceed the fund's minimum for subsequent investments.  Any amount that remains in your Fund account after an exchange must not drop below the minimum account value required by the Fund.

Pricing of Fund Shares
The price of the Fund's shares on any given day is its net asset value per share.  This figure is computed by dividing the total amortized value (which approximates market value) of the Fund's investments and other assets, less any liabilities, by the number of fund shares outstanding. The net asset value per share of the Fund is determined as of 12:00 p.m. Eastern time on days when the NYSE and the custodian bank are open for business or during periods when the NYSE is subject to unscheduled closings and the custodian bank is open.

The value of the Fund's portfolio of securities is determined on the basis of fair value as determined in good faith by the Fund's Directors or at their direction.  In determining fair value, the Fund uses the amortized cost method of valuing the securities in its portfolio, which involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  The purpose of this method of calculation is to facilitate the maintenance of a constant Fund net asset value per share of $1.00.  Since the Fund commenced operations in 1983, it has had a constant net asset value of $1.00; however, there is no assurance the $1.00 net asset value will be maintained in the future.

Dividends and Distributions
Dividends of the Fund are declared each day the Fund is open for business and paid monthly.  Dividends of the Fund will automatically be reinvested in additional shares (including fractional shares where necessary) unless you elect to receive the dividends in cash.  Dividends paid in cash to those investors so electing will be mailed on the second business day of the following month.  Account statements showing dividends paid will be mailed to shareholders monthly.

Dividends reflect daily net income, which generally consists of accrued interest and accretion of discount less amortization of premium and expenses of the Fund.  The Fund does not expect to have capital gain distributions.

"Undeliverable" or "Uncashed" Dividend Checks
If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment (normally $1.00).  In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation (normally $1.00).

 Tax Consequences of Investing

Taxability of Distributions
As long as the Fund meets the requirements for being a tax-qualified regulated investment company, which the Fund intends to do, the Fund pays no federal income tax on the earnings distributed to shareholders.  For individual shareholders, any income dividends paid by the Fund should generally be exempt from federal income taxes, including AMT. However, exempt interest dividends will not necessarily be exempt from state and local income taxes.  Distributions by the Fund of interest income from taxable obligations, if any, and net short-term capital gains are taxable to you as ordinary income.  You are taxed in the same manner whether you receive your dividends in cash or reinvest them in additional Fund shares. As always, we encourage you to verify your tax liability with your tax professional.

10

Taxability of Transactions
Any time you sell or exchange shares of the Fund, it is considered a taxable event for you.  For example, if you exchange shares of the Fund for shares of another FBR fund, the transaction would be treated as a sale.  Consequently, any gain resulting from the transaction would be subject to federal income tax.  If the Fund maintains a stable share price of $1.00, your sale or exchange of Fund shares will not result in recognition of any taxable gain or loss.

Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding.  In the absence of this certification, the Fund is required to withhold taxes at the rate of 30% on dividends, capital gain distributions, and redemptions.  Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned.

 11

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	For The Years Ended December 31
	2002	2001	2000	1999	1998
Per Share Operating Performance: Net Asset Value, Beginning of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income from Investment Operations: Net Investment Income	0.01	0.02	0.03	0.02	0.03

Distributions to Shareholders: Dividends (from net investment income)	(0.01)	(0.02)	(0.03)	(0.02)	(0.03)
Net Increase in Net Asset Value	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return	0.94%	2.13%	3.12%	2.50%	2.73%
Ratios and Supplemental Data: Net Assets at End of Year (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Income to Average Net Assets	$17,412 0.76% 0.93%	$20,376 0.75% 2.06%	$19,599 0.75% 3.07%	$17,475 0.75% 2.47%	$19,783 0.75% 2.70%

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ADDITIONAL INFORMATION

FBR FUND for TAX-FREE INVESTORS, INC.

Additional information about the Fund is available free of charge, upon request, in the following forms:

- Statement of Additional Information--additional information about the Fund's operations. The information presented in the Statement of Additional Information is incorporated by reference into this prospectus.

- Annual Report--additional information about the Fund's investments and a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

- Semi-Annual Report--additional information about the Fund's investments.

To request a free copy of any of the materials described above, or to make other inquiries, contact us:

By telephone:	800.622.1386

By mail:	FBR Fund for Tax-Free Investors, Inc.
4922 Fairmont Avenue
Bethesda, Maryland 20814

On the Internet:	www.fbr.com\funds\

Information about the Fund (including the Fund's Statement of Additional Information) can also be reviewed and copied at the Securities Exchange Commission's ("SEC") Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 202.942.8090. Reports and other information about the Fund are available on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

FBR Fund for Tax-Free Investors, Inc. Investment Company Act File No. 811-3720

 13

Friedman Billings Ramsey
FBR FUND for TAX-FREE INVESTORS, INC.

FBR Maryland Tax-Free Portfolio
FBR Virginia Tax-Free Portfolio

Prospectus

May 1, 2003

As with all mutual funds, the Securities and Exchange Commission has not judged whether this Fund is a good investment or whether the information in this prospectus is adequate or accurate.  Anyone who indicates otherwise is committing a Federal crime.

INVESTMENT OBJECTIVES and PRINCIPAL
INVESTMENT STRATEGIES

FBR Maryland Tax-Free Portfolio

Fund Investment Objective
The FBR Maryland Tax-Free Portfolio (the "Maryland Portfolio" or the "Fund") seeks to provide investors with income derived from investments exempt from federal and Maryland state and local income taxes, including the individual Alternative Minimum Tax ("AMT").

Principal Investment Strategies
The Maryland Portfolio seeks to achieve its investment objective by investing at least 80% of its assets under normal conditions in securities issued by the State of Maryland, its political subdivisions, agencies, municipalities, instrumentalities and public authorities exempt from federal and Maryland state income tax.  The Maryland Portfolio may also invest in either general obligation or revenue bonds.  The Maryland Portfolio will principally invest in long-term investment grade debt securities (i.e., securities rated in the top four rating categories established by nationally recognized rating organizations).   Under normal circumstances, the Maryland Portfolio will invest in municipal bonds that are rated A or better by Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P").

In managing the Maryland Portfolio, economic conditions and interest rate trends are considered when determining what securities to purchase.    The average portfolio maturity will ordinarily exceed ten years; however, when, in the opinion of the Adviser, it is in the best interest of shareholders, the average maturity may be reduced to less than ten years.  The Maryland Portfolio may also purchase, without limitation, unrated municipal securities if, in the opinion of the Adviser, they are of an investment quality comparable to that of rated securities eligible for purchase by the Maryland Portfolio.  Additionally, the Maryland Portfolio may purchase securities that are rated below investment grade; such purchases will be limited to 5% of net assets.

Although the Maryland Portfolio seeks to invest its assets in securities described above, market conditions may occasionally limit the availability of such obligations.  During such periods, the Maryland Portfolio will seek to invest in municipal obligations, the interest on which may be subject to personal income taxes in your state of residence. Also, as a temporary defensive measure or to provide liquidity, the Maryland Portfolio may hold up to 30% of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises or repurchase agreements secured by such securities.  Income from such securities may be taxable for federal and state income tax purposes. Additionally, the Maryland Portfolio may invest up to 20% of its net assets in securities that are subject to the AMT.

The Maryland Portfolio is subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal circumstances, at least 80% of its net assets in securities, the income from which is exempt from Federal income taxes and Maryland state income tax. For purposes of this Prospectus, assets of the Maryland Portfolio means assets plus the amount of any borrowing for investment purposes.

The Maryland Portfolio may invest up to 25% of its assets in new issues of municipal securities on a "when issued" basis; that is, at the time of the purchase commitment, both the interest and principal amount are fixed and payment and delivery of the securities normally occurs in 15 to 45 days.  The Maryland Portfolio intends to enter into purchase orders for when-issued securities with the intention of actually taking delivery of such securities, but it may sell when-issued securities prior to delivery if it is deemed advisable as a matter of investment strategy. During the period between the purchase commitment of a when issued security and actual delivery, no interest accrues to the purchaser and the market value of the security may fluctuate (although the Maryland Portfolio intends to take immediate delivery of these securities upon purchase).

The Maryland Portfolio may also purchase certain tax-exempt municipal obligations which have a variable rate of interest.  Such obligations bear interest at rates which vary with changes in specific market rates or indices, such as a bank prime rate.  Investment in these securities will be made only if the Maryland Portfolio may redeem them on demand within seven days.

FBR Virginia Tax-Free Portfolio

Fund Investment Objective
The FBR Virginia Tax-Free Portfolio (the "Virginia Portfolio" or the "Fund") seeks to provide investors with income derived from investments exempt from federal and Virginia state and local income taxes, including the individual Alternative Minimum Tax ("AMT").

Principal Investment Strategies
The Virginia Portfolio seeks to achieve its investment objective by investing at least 80% of its assets under normal conditions in securities issued by the Commonwealth of Virginia, its political subdivisions, agencies, municipalities, instrumentalities and public authorities exempt from federal and Virginia state income tax.  The Virginia Portfolio may also invest in either general obligation or revenue bonds. The Virginia Portfolio will principally invest in long-term investment grade debt securities (i.e., securities rated in the top four rating categories established by nationally recognized rating organizations).    Under normal circumstances, the Virginia Portfolio will invest in municipal bonds that are rated A or better by Moody's and S&P.

In managing the Virginia Portfolio, the Adviser considers economic conditions and interest rate trends in determining what securities to purchase.   The average portfolio maturity will ordinarily exceed ten years; however, when, in the opinion of the Adviser, it is in the best interest of shareholders, the average maturity may be reduced to less than ten years.  The Virginia Portfolio may also purchase, without limitation, unrated municipal securities if, in the opinion of the Adviser, they are of an investment quality comparable to that of rated securities eligible for purchase by the Virginia Portfolio.  Additionally, the Virginia Portfolio may purchase securities that are rated below investment grade; such purchases will be limited to 5% of net assets.

Although the Virginia Portfolio seeks to invest its assets in securities described above, market conditions may occasionally limit the availability of such obligations.  During such periods, the Virginia Portfolio will seek to invest in municipal obligations, the interest on which may be subject to personal income taxes in your state of residence. Also, as a temporary defensive measure or to provide liquidity, the Virginia Portfolio may hold up to 30% of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises or repurchase agreements secured by such securities.  Income from such securities may be taxable for federal and state income tax purposes. Additionally, the Virginia Portfolio may invest up to 20% of its net assets in securities that are subject to the AMT.

The Virginia Portfolio is subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal circumstances, at least 80% of its net assets in securities, the income from which is exempt from Federal income taxes and Virginia state income tax. For purposes of this prospectus, assets of the Virginia Portfolio means assets plus the amount of any borrowing for investment purposes.

 The Virginia Portfolio may invest up to 25% of its assets in new issues of municipal securities on a "when issued" basis; that is, at the time of the purchase commitment, both the interest and principal amount are fixed and payment and delivery of the securities normally occurs in 15 to 45 days.  The Virginia Portfolio intends to enter into purchase orders for when-issued securities with the intention of actually taking delivery of such securities, but it may sell when-issued securities prior to delivery if it is deemed advisable as a matter of investment strategy. During the period between the purchase commitment of a when issued security and actual delivery, no interest accrues to the purchaser and the market value of the security may fluctuate (although the Virginia Portfolio intends to take immediate delivery of these securities upon purchase).

The Virginia Portfolio may also purchase certain tax-exempt municipal obligations that have a variable rate of interest.  Such obligations bear interest at rates which vary with changes in specific market rates or indices, such as a bank prime rate.  Investment in these securities will be made only if the Virginia Portfolio may redeem them on demand within seven days.

PRINCIPAL RISKS of INVESTING in the FUNDS

General. Loss of money is a risk of investing in the Maryland Portfolio and Virginia Portfolio (collectively called the "Funds"). As with any mutual fund, there is no guarantee that either of the Funds performance will be positive over any period of time, either short-term or long-term. Also, an investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Your investment in the Funds is not guaranteed. The net asset value of each Fund will change daily and you may lose money.

Non-diversification. The Funds are classified as non-diversified investment companies under the Investment Company Act of 1940, as amended, which means each Fund may invest, with respect to 50% of its total assets, more than 5% of its assets in any single issuer or hold more than 10% of an issuer's outstanding voting securities. A fund that is less diversified may be more susceptible to adverse economic, political, or regulatory developments affecting a single issuer than a fund that is more broadly diversified.

State specific risk.  Investing in securities in a single state is less diversified geographically then investing across many states; therefore, the Funds have greater exposure to unfavorable economic and political developments within their respective states.

Interest rate risk. The Funds invest in bonds whose values may fluctuate with changes in interest rates. When interest rates rise, bonds tend to decline in value, and when interest rates fall, bonds tend to increase in price. During a period of falling interest rates, it is likely that debt securities will be prepaid, or "called," prior to maturity, requiring the proceeds to be invested at a generally lower interest rate. Longer maturity bonds generally suffer greater declines than those with shorter maturities. The price volatility of municipal securities also depends on their maturities and durations.  Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates.  To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Credit risk.  An investment in the Funds is also subject to credit risk, which is the risk that the issuer of the bonds may not be able to pay interest or principal when due.  The market prices of bonds are affected by the credit quality of their issuers.

Market risk. The Funds are subject to market risk, two components of which are interest rate risk and credit risk, as described above.  Market risk also includes the fluctuation of market prices  with the forces of supply and demand.  Municipal bonds may, therefore, decline in value even if the overall market is doing well.

Other risks. Although the Maryland and Virginia Portfolios invest in variable rate securities that entitle each Portfolio to demand repayment in full (thus reducing credit risk), the demand feature is not always unconditional and may make the securities more difficult to sell quickly or without loss.

FUND PERFORMANCE

Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risk of an investment in the Funds. The bar chart shows each Fund's performance for each of the last 10 calendar years.  The table shows how the each Fund's average annual returns for different calendar periods compare to those of a broad-based securities market index.  Returns shown assume reinvestment of dividends and distributions.

Please keep in mind that how the Funds have performed in the past (before and after taxes) does not necessarily indicate how the Funds will perform in the future.

Maryland Portfolio    Best Quarter:  5.86%    1st Qtr of 1995                  Worst Quarter:  (5.11)%   1st Qtr of 1994
                                                    The Fund's year-to-date total return as of March 31, 2003 was 1.22%.

Virginia Portfolio      Best Quarter:  5.85%    1st Qtr of 1995                  Worst Quarter:  (4.71)%   1st Qtr of 1994
                                                    The Fund's year-to-date total return as of March 31, 2003  was 1.32%.

AVERAGE ANNUAL TOTAL RETURNS
For the Period Ended December 31, 2002

The table below compares each Fund's before and after-tax performance over time with that of the Lehman Brothers Municipal Bond Index.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Additionally, actual after-tax returns depend on your tax situation and may differ from those shown.  If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

	Maryland Portfolio			Virginia Portfolio
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Returns
Return Before Taxes	8.01%	5.02%	5.59%	9.25%	5.06%	5.72%
Return After Taxes on Distributions	8.00%	5.02%	5.59%	9.25%	4.99%	5.68%
Return After Taxes on Distributions and Sale of Fund Shares	5.72%	4.93%	5.47%	7.29%	4.92%	5.56%
Index (reflects no deduction for fees, expenses, or taxes)*
Lehman Brothers Municipal Bond Index**	9.60%	6.06%	6.71%	9.60%	6.06%	6.71%

* Investors should note that the Funds are professionally managed while the index is unmanaged, it does not incur expenses and is not available for investment.
** The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market.

FEES and EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds

	Maryland Portfolio	Virginia Portfolio
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.625%	0.625%
Other Expenses	0.300%	0.300%
Total Annual Fund Operating Expenses	0.925%	0.925%

If your monthly account balance falls below $1,000 due to redemptions you may be charged a $5 fee.

Example

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds for the time periods indicated below and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that all dividends are reinvested, and that the Funds' operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maryland Portfolio	$94	$295	$512	$1,137
Virginia Portfolio	$94	$295	$512	$1,137

FUND MANAGEMENT

Investment Adviser
Money Management Advisers, Inc. ("Adviser"), a Delaware corporation located at 1001 Nineteenth Street North, Arlington, Virginia 22209, serves as the Funds' investment adviser. Prior to January 1, 2002, the Adviser was a District of Columbia limited partnership known as Money Management Associates, L.P. The Adviser is a wholly-owned subsidiary of FBR National Bank & Trust ("FBR National"), the Funds' administrator, custodian, fund accounting and transfer agent.  The Adviser and FBR National are both wholly-owned subsidiaries of Friedman, Billings, Ramsey Group, Inc. ("FBR Group").

Established in 1974, the Adviser is registered with the Securities and Exchange Commission ("SEC") as an investment adviser and has served as the Funds' adviser since the Funds commenced operations on September 9, 1983. Subject to the general supervision of the Funds' Board of Directors, the Adviser is responsible for the overall management of the Funds' business affairs and provides investment oversight and supervision to the Funds.

The Adviser (who manages five no-load mutual funds) and its asset management affiliates manage approximately $8.1 billion of gross assets (including leverage) as of March 31, 2003 for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships.

Pursuant to an agreement between the Funds and the Adviser, for the advisory services performed, the Adviser received 0.625% of the average net assets of both the Maryland and Virginia Portfolios for the year ended December 31, 2002.

Investment Subadviser
The Adviser and the Fund have retained Asset Management, Inc. ("AMI"), located at 5530 Wisconsin Avenue, Suite 1500, Chevy Chase, Maryland 20815, to serve as the investment subadviser to the Funds. As the Funds' subadviser, AMI continually conducts investment research and supervision for the Funds, and is responsible for the purchase and sale of the Funds' investments.  AMI was formed in 1977 and is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.   As of March 31, 2003, AMI manages approximately $958 million in assets on behalf of the Funds and other clients such as individuals, institutions and private partnerships.  Arthur A. Adler, Jr. is the sole director of AMI and its president and founder.  Mr. Adler, along with Craig A. Pernick, Vice President and Michael S. Gildenhorn, Executive Vice President, comprise the portfolio management team for the Funds.

For these services, the Adviser (and not the Funds) pay AMI a fee out of the Adviser's advisory fee.

SHAREHOLDER INFORMATION

 How to Invest In The Funds

Facts To Know Before You Invest:

  The minimum initial investment in a Fund is $2,000.

  Additional investments must be at least $100.

  There are no sales charges.

  The Funds reserve the right to reject any purchase order and vary the initial and subsequent investment minimums at any time.

  All shares are electronically recorded; the Funds will not issue certificates.

  There is a $10 foreign check fee.

  A $10 fee may be charged for items returned for insufficient or uncollectible funds.

  The securities market, in which the Funds buy and sell their securities, usually requires settlement in Federal funds for all transactions.  Payments received prior to 4:00 P.M., Eastern time will begin earning dividends the following business day.

 Purchasing Shares:

 By Mail

Complete an application and forward it with payment by check or Federal Reserve Draft payable to the order of "FBR Maryland Tax-Free Portfolio" or "FBR Virginia Tax-Free Portfolio" to:

FBR National Bank & Trust
4922 Fairmont Avenue
Bethesda, Maryland  20814

You may make additional purchases of shares by mailing a check or Federal Reserve Draft payable to the order of "FBR Maryland Tax-Free Portfolio" or "FBR Virginia Tax-Free Portfolio" to the same address. The name of the Fund must appear on the check or Federal Reserve Draft.  Federal Reserve Drafts are available at national banks or any state bank that is a member of the Federal Reserve System. No cash, money orders, traveler's checks, third party checks, credit card checks or other checks deemed to be high-risk checks will be accepted.

By Bank Wire

Speak to the branch manager of your bank.  Request a transfer of Federal funds to FBR National Bank & Trust, instructing the bank to wire transfer the money before 4:00 P.M., Eastern time to:

FBR National Bank & Trust
Bethesda, Maryland
Routing # 0550-71084

Specify the Fund name, your account number (if assigned), and the name(s) in which the account is registered.

After instructing your bank to transfer Federal funds, you must telephone Shareholder Services at 800.622.1386 or 301.657.1510 between 8:30 A.M. and 4:30 P.M. Eastern time and tell us the amount you transferred and the name of the bank sending the transfer.  Your bank may charge a fee for its services.  Remember that it is important to complete the wire transfer before 4:00 P.M. Eastern time to begin earning dividends the following business day.

Invest Through Brokers
You may also invest in a Fund by purchasing shares through an authorized third party, such as a registered broker-dealer, bank or other financial institution that purchases securities for its customers.  When an authorized third party accepts an order, each Fund will be deemed to have received the order.  Orders accepted by an authorized third party will be priced at each Fund's net asset value next computed after acceptance.  Such third parties who process orders may charge a fee for their services.  Certain third party organizations may receive compensation from the Funds' transfer agent or the Funds' Adviser for the shareholder services they provide.

How To Redeem Your Investment

Redeeming Shares:

By Telephone
Contact Shareholder Services at 800.622.1386
between the hours of 8:30 A.M. and 4:30 P.M. Eastern time

For your protection, we will take measures to verify your identity by requiring verification of the Tax Identification Number on the account prior to acting on telephone instructions and may also record telephone transactions.  A written confirmation will be mailed to you within five business days after your redemption.  Please note that we may terminate or modify telephone redemption privileges upon 60 days notice.

By Mail or Fax

Mail your instructions for redemption to:	Fax your instructions for redemption to:
FBR National Bank & Trust	301.657.1520
4922 Fairmont Avenue	Attn: Shareholder Services
Bethesda, MD 20814
Attn: Shareholder Services

Include the following information in your redemption request:

  the name of the Fund and account number you are redeeming from;

  your name(s) and address as it appears on your account;

  the dollar amount or number of shares you wish to redeem;

  your signature(s) as it appears on your account; and

  a daytime telephone number.

Additional Information You Should Know When You Redeem:

  You may receive redemption proceeds by bank wire, check, or through the Automated Clearing House System ("ACH"). For redemptions by wire, we will, upon instruction, wire transfer the amount specified to your commercial bank or brokerage account specified in your account application.  For bank wire redemptions less than $5,000, a $10 wire fee will be assessed.

  If you request payment of redemptions to a third party or to a commercial bank not specified on your original account application, the request must be in writing and your signature must be guaranteed by an eligible institution (eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants).

  Redemption checks will be issued within seven days, normally one business day.  However, withdrawal requests on investments that have been made by check may be delayed up to ten calendar days following the investment or until the check clears, whichever occurs first. This delay is necessary to assure us that investments made by check are good funds.  You will receive redemption proceeds promptly upon confirmation of receipt of good funds.

  If your monthly account balance falls below $1,000 due to redemptions you may be charged a $5 fee.  The fee will not be imposed on accounts established under the Uniform Gifts or Transfers to Minors Acts.  Additionally, your account may be redeemed after 60 days' written notice to you if your account's net asset value falls below $1,000 due to redemptions.

  The right of redemption may be suspended, or the date of payment postponed during the following periods: (a) periods during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend or holiday closings); (b) periods when trading on the NYSE is restricted, or an emergency exists, as determined by the SEC, so that disposal of a Fund's investments or determination of net asset value is not reasonably practicable; or (c) for such other periods as the SEC, by order, may permit for protection of a Fund's investors.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Exchanging Portfolio Shares
You may exchange your shares of a Fund for shares of another fund described in this Prospectus or for shares of any of the following FBR Funds:

  FBR American Gas Index Fund

  FBR Small Cap Financial Fund

  FBR Financial Services Fund

  FBR Small Cap Value Fund

  FBR Technology Fund

  FBR Fund for Government Investors

  FBR Tax-Free Money Market Portfolio

  FBR Total Return Bond Fund

You should obtain and read the current prospectus of the fund you want to acquire in an exchange by calling 800.622.1386. The fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. Exchanges will be effected at the respective net asset values of the funds involved as next determined after receipt of the exchange request. The exchange privilege may be modified or withdrawn at any time and is subject to certain limitations.

For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your own tax adviser concerning the tax consequences of an exchange.

If an exchange is to a new fund, the dollar value of shares acquired must meet that fund's minimum investment for a new account; if the exchange is to an existing account, the dollar value must equal or exceed the fund's minimum for subsequent investments.  Any amount that remains in your Fund account after an exchange must not drop below the minimum account value required by the Fund.

Pricing of Portfolio Shares
The price of a Fund's shares on any given day is its net asset value per share.  This figure is computed by adding the appraised value of all securities and all other assets, deducting liabilities and dividing by the number of shares outstanding. The net asset value per share of the Funds is determined as of 4:00 P.M. Eastern time on days when the NYSE and the bond markets are open for trading.

The securities of each Fund will be valued on the basis of the mid-point of quoted bid and ask prices when market quotations are available.  In the absence of readily available market quotations, securities will be valued in good faith based on fair value as determined by the Board of Directors or at their direction.  In determining fair market value, prices are supplied by an independent pricing service.

Dividends and Distributions
Dividends of the Funds are declared each day the Funds are open for business and paid monthly.  Capital gains, if any, will be distributed on an annual basis usually in November or December.  Fund distributions will automatically be reinvested in additional shares (including fractional shares where necessary) unless you elect to receive them in cash. Distributions paid in cash to those investors so electing will be mailed on the second business day of the following month.  Account statements showing dividends paid will be mailed to shareholders monthly.

Dividends reflect daily net income, which generally consists of accrued interest and accretion of discount less amortization of premium and expenses of the Fund.

"Undeliverable" or "Uncashed" Dividend Checks
If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the applicable Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the applicable Fund at the per share net asset value determined as of the date of cancellation.

 Tax Consequences of Investing

Taxability of Distributions
As long as the Funds meet the requirements for being a tax-qualified regulated investment company, which the Funds intend to do, the Funds pay no federal income tax on the earnings distributed to shareholders.  For individual shareholders, any income dividends paid by the Funds should generally be exempt from federal income taxes, including the AMT, and should also be exempt from state income taxes for resident shareholders in Maryland or Virginia, as applicable, and in certain cases, exempt from local taxes.  Any short- or long-term capital gains paid by the Fund would be considered taxable. Long-term capital gain distributions by the Funds are taxable to you as long-term capital gains, regardless of how long you owned your Fund shares.  Short-term capital gains incurred by the Funds are taxed to you as ordinary income.  You are taxed in the same manner whether you receive your capital gain distributions in cash or reinvest them in additional Fund shares. As always, we encourage you to verify your tax liability with your tax professional.

Taxability of Transactions
Any time you sell or exchange shares of the Funds, it is considered a taxable event for you.  For example, if you exchange shares of the Maryland Portfolio for shares of another FBR fund, the transaction would be treated as a sale.  Consequently, any gain resulting from the transaction would be subject to federal income tax.

Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding.  In the absence of this certification, the Fund is required to withhold taxes at the rate of 30% on dividends, capital gain distributions, and redemptions.  Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned.

FINANCIAL HIGHLIGHTS

FBR Maryland Tax-Free Portfolio

The following financial highlights tables are intended to help you understand the Funds' financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

	For The Years Ended December 31,
	2002	2001	2000	1999	1998
Per Share Operating Performance: Net Asset Value, Beginning of Year	$ 10.93	$ 10.93	$ 10.55	$ 11.23	$11.10

Income from Investment Operations Net Investment Income	0.47	0.49	0.51	0.50	0.51
Net Realized and Unrealized Gain (Loss on Investments	0.39	0.00*	0.38	(0.68)	0.13
Total from Investment Operations	0.86	0.49	0.89	(0.18)	0.64

Distributions to Shareholders:
From Net Investment Income	(0.47)	(0.49)	(0.51)	(0.50)	(0.51)
From Net Realized Gain	(0.01)	--	--	--	--

Total Distributions to Shareholders	(0.48)	(0.49)	(0.51)	(0.50)	(0.51)

Net Increase (Decrease) in Net Asset	0.38	--	0.38	(0.68)	0.13

Net Asset Value, End of Year	$ 11.31	$ 10.93	$ 10.93	$ 10.55	$ 11.23

Total Investment Return	8.01%	4.50%	8.64%	(1.63)%	5.90%

Ratios and Supplemental Data
Net Assets at End of Year (in thousands)	$42,314	$39,957	$39,500	$42,132	$45,827
Ratio of Expenses to Average Net Assets	0.92%	0.93%	0.93%	0.93%	0.93%
Ratio of Net Income to Average Net Assets	4.25%	4.43%	4.76%	4.59%	4.58%

Portfolio Turnover Rate	17%	17%	7%	12%	5%

* The per share realized and unrealized loss is less than $0.01.

FINANCIAL HIGHLIGHTS
FBR Virginia Tax-Free Portfolio

	For The Years Ended December 31,
	2002	2001	2000	1999	1998
Per Share Operating Performance: Net Asset Value, Beginning of Year	$ 11.05	$ 11.13	$ 10.49	$ 11.42	$ 11.46
Income from Investment Operations: Net Investment Income	0.46	0.49	0.50	0.50	0.52
Net Realized and Unrealized Gain (Loss) on Investments	0.54	(0.08)	0.64	(0.91)	0.12
Total from Investment Operations	1.00	0.41	1.14	(0.41)	0.64
Distributions to Shareholders:
Dividends (from net investment income) Distributions (from capital gains)	(0.46) -	(0.49) -	(0.50) -	(0.50) (0.02)	(0.52) (0.16)

Total Distributions to Shareholders	(0.46)	(0.49)	(0.50)	(0.52)	(0.68)

Net Increase (Decrease) in Net Asset Value	0.54	(0.08)	0.64	(0.93)	(0.04)

Net Asset Value, End of Year	$ 11.59	$ 11.05	$ 11.13	$ 10.49	$ 11.42
Total Investment Return	9.25%	3.67%	11.15%	(3.75)%	5.64%
Ratios and Supplemental Data:
Net Assets at End of Year (in thousands)	$32,373	$30,229	$28,898	$28,926	$34,543
Ratio of Expenses to Average Net Assets	0.92%	0.92%	0.92%	0.93%	0.93%

Ratio of Net Income to Average Net Assets	4.09%	4.35%	4.67%	4.51%	4.48%

Portfolio Turnover Rate	19%	22%	8%	26%	25%

ADDITIONAL INFORMATION

FBR FUND for TAX-FREE INVESTORS, INC.

Additional information about the Fund is available free of charge, upon request, in the following forms:

- Statement of Additional Information--additional information about the Fund's operations. The information presented in the Statement of Additional Information is incorporated by reference into this prospectus.

- Annual Report--additional information about the Fund's investments and a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

- Semi-Anual Report--additional information about the Fund's investments.

To request a free copy of any of the materials described above, or to make other inquiries, contact us:

By telephone:	800.622.1386

By mail:	FBR Fund for Tax-Free Investors, Inc.
4922 Fairmont Avenue
Bethesda, Maryland 20814

On the Internet:	www.fbr.com\funds\

Information about the Funds (including the Funds' Statement of Additional Information) can also be reviewed and copied at the Securities Exchange Commission's ("SEC") Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 202.942.8090. Reports and other information about the Fund are available on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Fund for Tax-Free Investors, Inc. Investment Company Act File No. 811-3720

FBR FUND for TAX-FREE INVESTORS, INC.
4922 Fairmont Avenue, Bethesda, Maryland  20814
800.622.1386
301.657.1510

FBR Tax-Free Money Market Portfolio
FBR Maryland Tax-Free Portfolio
FBR Virginia Tax-Free Portfolio

Statement of Additional Information
May 1, 2003

This is a Statement of Additional Information ("SAI") for the FBR Fund for Tax-Free Investors, Inc. (the "Fund") and the Fund's three series: FBR Tax-Free Money Market Portfolio, FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio (collectively, the "Portfolios"). This SAI is not a Prospectus.  It should be read in conjunction with the Portfolios' Prospectuses, each dated May 1, 2003.   A copy of the Portfolios' Prospectuses may be obtained without charge by writing or telephoning the Fund at the above address or telephone numbers.

The audited financial statements of the Fund for the Fund's fiscal year ended December 31, 2002, are included in the Fund's 2002 Annual Report to Shareholders, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference.  Copies of the Fund's 2002 Annual Report are available, without charge, by request by writing or telephoning the Fund at the above address or telephone numbers.

2

FUND ORGANIZATION, INVESTMENTS and RISKS

Organization

The FBR Fund for Tax-Free Investors, Inc. (the "Fund") is an open-end management investment company incorporated in the State of Maryland on April 8, 1983. Prior to April 30, 2002, the Fund's name was Fund for Tax-Free Investors, Inc.  The Fund is incorporated under the Maryland General Corporation Law and is authorized to issue 200,000,000 shares of common stock, par value $0.001 per share.  At the direction of the Board of Directors, shares of the Fund's common stock are divided into three series, as the FBR Tax-Free Money Market Portfolio ("Money Market Portfolio"), consisting of 150,000,000 shares, the FBR Maryland Tax-Free Portfolio ("Maryland Portfolio"), consisting of 25,000,000 shares and the FBR Virginia Tax-Free Portfolio ("Virginia Portfolio") consisting of 25,000,000 shares (collectively, the "Portfolios"). The Board of Directors of the Fund has the power to classify or reclassify any unissued shares by fixing the number of shares in each of the aforesaid series or by altering in any one or more respects, from time to time before issuance of such shares, the preferences, rights, voting powers, restrictions or qualifications of any unissued shares.  Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share.  Each such share and fractional share has equal rights with respect to dividends and liquidation preferences.  On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote are voted in the aggregate except (i) when required by the Investment Company Act of 1940 ("1940 Act"), shares shall be voted in the aggregate and not by individual series; and (ii) when the Directors have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series shall be entitled to vote thereon.

Investments

The following are the investment strategies and risks associated with investing in the Portfolios.  The Portfolios' principal investment strategies are detailed in each Portfolio's prospectus.  The following paragraphs detail other investment strategies the Portfolios may pursue and the risks associated therewith.

Below Investment Grade Municipal Securities

The Maryland Portfolio and Virginia Portfolio may invest 5% of their assets in securities rates below investment grade.  Municipal obligations that are high yield securities rated below investment grade ("Municipal High Yield Securities") are deemed by Moody's Investors Services, Inc. ("Moody's) and Standard & Poor's Ratings Group ("S&P") to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.  Municipal High Yield Securities, unless otherwise noted, include unrated securities deemed to be rated below investment grade by the Portfolios' investment subadviser, Asset Management, Inc. ("AMI").  Ratings of Municipal High Yield Securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Portfolio has acquired the security.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

Municipal High Yield Securities generally offer a higher current yield than higher-grade issues.  However, Municipal High Yield Securities involve higher risks, in that they are especially subject to adverse changes in the general economic conditions, in economic conditions of an issuer's geographic area and in the industries or activities in which the issuer is engaged.  Municipal High Yield Securities are also especially sensitive to changes in the financial condition of the issuer and to price fluctuations in response to changes in interest rates.  Accordingly, the yield on lower rated Municipal High Yield Securities will fluctuate over time.  During periods of economic downturn or rising interest rates, municipal issuers may experience financial stress, which could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

In addition, Municipal High Yield Securities are frequently traded only in markets where the number of potential sellers, if any, is limited.  This factor may limit a Portfolio's ability to acquire such securities and to sell such securities at their fair value in response to changes in the economy or the financial markets, especially for unrated Municipal High Yield securities.  Although unrated Municipal High Yield Securities are not necessarily of lower quality than rated Municipal High Yield Securities, the market for rated Municipal High Yield Securities generally is broader than that for unrated Municipal High Yield Securities.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of Municipal High Yield Securities, especially in a thinly traded market.

 3

When-Issued Securities

The Portfolios may invest in securities issued on a "when-issued" or delayed basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Portfolio.  The purchase price to be paid by a Portfolio and the interest rate on the instruments to be purchased are both selected when the Portfolio agrees to purchase the securities on a when-issued basis.  A Portfolio generally would not pay for such securities or start earning interest on them until they are issued or received.  However, when a Portfolio purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt.  Failure of the issuer to deliver a security purchased by a Portfolio on a when-issued basis may result in such Portfolio incurring a loss or missing an opportunity to make an alternative investment.  When a Portfolio enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal to the amount of a Portfolio's commitment, which are valued at their fair market value.  If on any day the market value of this segregated account falls below the value of the Portfolio's commitment, the Portfolio will be required to deposit additional cash or qualified securities into the account until equal to the value of the Portfolio's commitment.  When the securities to be purchased are issued, a Portfolio will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected.  Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Portfolio is committed to purchase.  Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

U.S. Government Securities

The Portfolios are permitted to invest up to 30% of their assets in U.S. Government securities.  The three major classifications of U.S. Government securities in which the Portfolios may invest are U.S. Treasury Securities, Government Agency Securities and Government-Sponsored Enterprises.  There are certain risks associated with investing in U.S. Government securities. Since Treasury securities are direct obligations of the U.S. Government, there is minimal credit risk.  While most other government-sponsored securities are not direct obligations of the U.S. Government (some are guaranteed), they also offer little credit risk.  However, another type of risk that may effect the Portfolios is market and/or interest rate risk.  For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. Government securities generally varies inversely with changes in market interest rates.  An increase in interest rates, therefore, would generally reduce the market value of portfolio investments of the Portfolios, while a decline in interest rates would generally increase the market value of portfolio investments of the Portfolios.

Repurchase Agreements

A Description of a Repurchase Agreement
A repurchase agreement is an agreement where a Portfolio acquires a security from a commercial bank or broker/dealer with the understanding that the Portfolio will sell the instrument back at an agreed-upon price and date (normally, the next business day).  Essentially, a repurchase agreement may be considered a loan backed by securities.  The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Portfolio.  In these transactions, the value of the securities acquired by a Portfolio (including accrued interest earned) must be greater than the value of the repurchase agreement itself.  The securities are held by the Fund's custodian bank until repurchased.

Reasons to Use Repurchase Agreements
The Portfolios may invest in repurchase agreements with financial institutions to generate income from the Portfolios' excess cash balances.   It is the current policy of the Portfolios to invest in repurchase agreements that mature within seven days.  If the Portfolios choose to invest in repurchase agreements, the agreements will normally mature within 7 days.  The investments of the Portfolios in repurchase agreements, at times, may be substantial when, in the view of the Fund's investment adviser, liquidity or other considerations so warrant.

4

Risks of Repurchase Agreements
The use of repurchase agreements involves certain risks.  For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, a Portfolio may incur a loss when the security is sold.  If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Portfolio not within the control of the Portfolio.  Consequently, the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.  While a Portfolio's investment adviser acknowledges these risks, it is expected that these risks can be controlled through monitoring procedures.  These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored.  In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned in the repurchase agreement.

Investment Limitations

The following paragraphs detail the Portfolios' investment limitations.  These restrictions, which apply to each Portfolio, may not be changed without prior approval of a majority of holders of a Portfolio's outstanding voting shares.  As defined in the Investment Company Act of 1940 ("1940 Act"), the term "majority" means the vote of the lesser of (a) 67% of the shares of the Portfolio at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Portfolio.

1.     Each Portfolio may not borrow money, except that as a temporary measure a Portfolio may borrow money to facilitate redemptions.  Such a borrowing may be in an amount not to exceed 30% of a Portfolio's total assets, taken at current value, before such borrowing.  Each Portfolio may not purchase a portfolio security if a borrowing by the Portfolio is outstanding.

2.     Each Portfolio may not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.  Each Portfolio may not enter into put or call options except in connection with stand-by commitments.

3.      Each Portfolio may not make loans except through repurchase agreements.

4.      Each Portfolio may not underwrite securities of any other issuer.

5.     Each Portfolio may not purchase or sell real estate; however, each Portfolio may invest in municipal obligations secured by real estate or interests therein.

6.     Each Portfolio may not purchase or sell restricted securities, commodities or commodity contracts, nor may it issue senior securities.

7.     Each Portfolio may not purchase securities of any issuer if, as a result of such a purchase, more than 25% of a Portfolio's total assets would be invested in any one industry.  There is no limitation, however, as to investments in municipal obligations issued or guaranteed by the United States Government, its agencies or government sponsored enterprises, or in obligations of the United States Government, its agencies or government sponsored enterprises, which are purchased on a temporary basis in accordance with each Portfolio's investment objective and policies.

8.      The Portfolios will invest 80% of the value of their respective net assets in tax-exempt securities.

9.     Each Portfolio is subject to a "fundamental" investment policy that requires it to invest, under normal circumstances, at least 80% of its net assets in securities, the income from which is exempt from Federal income taxes, and in the case of the Maryland and Virginia Portfolios, the income tax of the respective state.

5

DIRECTORS and OFFICERS

Board of Directors

A Board of Directors governs the Fund.  The Directors are responsible for overseeing the management of the Fund's business affairs and play a vital role in protecting the interests of Fund shareholders.  Among other things, the Directors approve and review the Fund's contracts and other arrangements and monitor Fund performance and operations. There are currently five Directors, four of whom are not "interested persons" of the Fund within the meaning of that term under the 1940 Act ("Independent Directors"). The Directors, in turn, elect the officers of the Fund to actively supervise its day-to-day operations.

Information about the Trustees of the Fund is included in the following table. Unless otherwise stated, the address for each Director is 4922 Fiarmont Avenue, Bethesda, MD 20814.

Name, Age, Address	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios Overseen in the Fund and Fund Complex**	Other Directorships

Independent Directors
Louis T. Donatelli, 70	Director -Since June 2000	Chairman of Donatelli and Klein, Inc., engaged in the acquisition of real estate, primarily office buildings and multi‑family housing projects, 2001 to present (President 1973-2001).	12	None.
F. David Fowler, 70	Director -Since June 2000	Retired, 1997. Private investor. Dean, The George Washington University School of Business and Public Management, 1992-1997.	12	MicroStrategy
Mitchell A. Johnson, 61	Director -Since October 2001	President, MAJ Capital Management, Inc., a private investment firm, June 1994 to present.	5	Federal Agricultural Mortgage Corporation and Citizens Funds (10 Funds)
Michael A. Willner, 47	Director -Since June 2000	CEO, AlphaGrip, Inc. January 2001 to present. President, Catalyst Advisers, Inc., a news organization, from September 1996 to December 2000.	12	None.
Interested Director+
Webb C. Hayes, IV, 55 1001 19th Street North Arlington, VA 22209	Director, Chairman and President Indefinite Term, October 2001 - Present	Senior Managing Director, Friedman, Billings, Ramsey & Co., Inc. and head of the Private Client Group since 1999. Director of the Adviser since April 2001. Vice Chairman, United Bank 1997-1999. President and Chief Executive Officer, George Mason Bank, NA 1995-1997. Chairman and CEO, Palmer National Bancorp. 1984-1995.	5	None.

*       Each of the directors serves for an indefinite term of office until his successor is elected and qualifies.
**  "Fund Complex" consists of all mutual funds advised by Friedman, Billings, Ramsey Group, Inc. ("FBR Group")
      affiliate advisers.
+ Mr. Hayes is an Interested Director due to his position with an affiliate of the Adviser.

The Directors presently have an audit committee.  The members of the committee are Messrs. Donatelli, Willner, Johnson and Fowler.  The function of the audit committee is to recommend independent auditors and review and report on accounting and financial matters relating to the Fund.  During the year ended December 31, 2002, the audit committee met one time.

6

Officers of the Fund

Name, Address and Age	Position(s) Held With the Fund, Term of Office* Length of Time Served	Principal Occupation During Past 5 Years
Susan L. Silva, 36 4922 Fairmont Avenue Bethesda, MD 20814	Vice President and Controller Since July 2002

Vice President, Mutual Fund Services, FBR National Bank & Trust since July 2002; Assistant Vice President, Fund Accounting, FBR National Bank & Trust since January 2001; Vice President and Controller of FBR Fund for Government Investors, FBR Fund for Tax-Free Investors, Inc., FBR American Gas Index Fund, Inc., and The FBR Rushmore Fund, Inc., since July 2002. Employee of FBR National Bank & Trust since January 2000. Assistant Treasurer of Legg Mason Global Trust and Assistant Secretary of five Legg Mason Funds, 1998-1999; Fund Accounting Manager, Legg Mason, Inc. from 1996 through 1999.

Dennis D. Delaney, 33 4922 Fairmont Avenue Bethesda, MD 20814	Secretary Since November 2002

Secretary of FBR Fund for Government Investors, FBR Fund for Tax-Free Investors, Inc., FBR American Gas Index Fund, Inc., and The FBR Rushmore Fund, Inc., since November 2002. Employee of FBR National Bank & Trust since July 2002. Supervisor of Fund Administration 2001 through 2002 and Senior Mutual Fund Accountant from 2000 through 2001 at Rydex Fund Services, Inc. Equity and Fixed Income Trading Support Analyst at Koch Industries from 1997 through 2000.

* Officers of the Fund serve for one year and until the successors are chosen and qualify.

Remuneration of Directors
The following table sets forth information regarding compensation of Directors by the Fund for the fiscal year ended December 31, 2002.  All such fees were paid by FBR National pursuant to an Administrative Services Agreement with the Fund whereby FBR National pays all expenses of the Fund other than the advisory fee, extraordinary legal expenses and interest.

Name of Director	Aggregate Compensation Paid from the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex Paid to Directors*

Louis T. Donatelli, Director	$3,796.33	$0	$0	$29,050.00
F. David Fowler, Director	$3,686.20	$0	$0	$28,000.00
Mitchell A. Johnson, Director	$3,520.50	$0	$0	$10,561.53
Michael A. Willner, Director	$4,019.53	$0	$0	$29,000.00
Webb C. Hayes, IV,** Chairman, President and Director	$0	$0	$0	$0

*  "Fund Complex" consists of all mutual funds advised by Friedman, Billings, Ramsey Group, Inc. ("FBR Group") and its affiliate advisers.
**Mr. Hayes receives no compensation for his service as Director due to his position with an affiliate of the Portfolio's Adviser.

7

Officers' and Directors' Ownership of Fund Shares

	Dollar Range of Equity Securities	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Family of Investment Companies
Louis T. Donatelli	None	Over $100,000
F. David Fowler	None	$1-$10,000
Mitchell A. Johnson	None	$1-$10,000
Michael A. Willner	None	Over $100,000
Interested Director
Webb C. Hayes, IV	None	None

CONTROL PERSONS and PRINCIPAL HOLDERS of SECURITIES

As of March 31, 2003, the following parties were the only owners of record or beneficial owners of 5% or more of the shares of each Portfolio.

Portfolio	Shareholder Name and Address	Shares Outstanding	% Owned
Tax-Free Money Market Portfolio	Computech Inc. 7735 Old Georgetown Road, 12th Floor Bethesda, MD 20814	2,506,216.470	12.20%1/
	John G. Ballenger 10830 Pleasant Hill Drive Potomac, MD 20854-1511	1,637,610.630	7.97%
	Hilda B. Zeldon Claudia C. Wolff 4701 Willard Ave Chevy Chase, MD 20815-4635	1,030,634.700	5.01%
Virginia Tax-Free Portfolio	Roger W. Jones Post Office Box 248 Sperryville, VA 22740	286,974.919	9.98%1/
	Charles Schwab & Co., Inc. 101 California Street San Francisco, CA 94101	326,611.421	11.36%2/
	Reginald C. Foster 29 Lewis Street Marion, MA 02738	214,076.399	7.44%
Maryland Tax-Free Portfolio	Charles Schwab & Co., Inc. 101 California Street San Francisco, CA 94101	257,602.440	6.93%2/

1/  Record and beneficial owner.
2/  Record owner only.

8

INVESTMENT ADVISORY and OTHER SERVICES

Investment Adviser

Money Management Advisers, Inc. (the "Adviser"), 1001 19th Street, North, Arlington, Virginia  22209, has served as the Fund's investment adviser since the Fund commenced operations on September 9, 1983. Prior to January 1, 2002, the Adviser was known as Money Management Associates, L.P.  The Adviser is a wholly-owned subsidiary of FBR National, the Fund's administrator, custodian, fund accounting and transfer agent.  The Adviser and FBR National are wholly-owned subsidiaries of FBR Group.

The Adviser oversees the Fund's day-to-day operations, subject to direction and control by the Fund's Board of Directors.  For its services, the Adviser receives a fee at an annual rate based on 0.50% of the net assets of the Money Market Portfolio, 0.625% of the net assets of the Maryland Portfolio, and 0.625% of the net assets of the Virginia Portfolio. For the fiscal years ended December 31, 2002, 2001 and 2000, the Fund paid the following investment advisory fees to the Adviser:

	2002	2001	2000

Money Market Portfolio	$ 105,644	$ 115,863	$ 95,053
Maryland Portfolio	$ 258,272	$ 247,319	$ 246,035
Virginia Portfolio	$ 194,121	$ 186,970	$ 174,368

The Adviser may pay, from its own resources, broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares.

Pursuant to an Expense Limitation Agreement, the Adviser has agreed to limit the annual operating expenses (exclusive of certain extraordinary items) to 1.00% of each Portfolio's average daily net assets.

As of March 31, 2003, the Adviser managed approximately $624 million of net assets on behalf of the Fund and the other investment companies it advises. Together, the Adviser and its asset management affiliates manage approximately $8.1 billion of gross assets (including leverage) for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships.

Advisory Agreement
Pursuant to an Advisory Agreement between the Adviser and the Fund, the Adviser is responsible for the management of the Fund and provides investment oversight and supervision to the Fund.  The Adviser is permitted to delegate responsibility for making investment decisions and placing orders for the purchase and sale of Fund assets to an investment subadviser.  Consistent with the requirements of the 1940 Act, the Advisory Agreement provides that the Adviser is not liable to the Fund for any mistake in judgment, or otherwise, except by reason of willful misfeasance, bad faith or negligence in the performance of the Adviser's duties or by reason of its reckless disregard of its obligations under the Advisory Agreement.  The Advisory Agreement may be terminated by the Fund without penalty upon 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or upon 60 days' notice by the Adviser.  The Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.  The Advisory Agreement will remain in effect for two years from its effective date, and, unless earlier terminated, will continue from year-to-year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund and, in either case, (ii) by a majority of the Independent Directors.

9

Investment Subadviser
Pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement"), the Adviser retains Asset Management, Inc. ("AMI") to serve as the Fund's investment sub-adviser.  AMI, located at 5530 Wisconsin Avenue, Suite 700, Chevy Chase, Maryland 20815, is an investment adviser registered with the Securities and Exchange Commission ("SEC") under the 1940 Act. AMI was formed in 1977 and is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.   As of March 31, 2003, AMI managed approximately $958 million in assets on behalf of the Funds and other clients such as individuals, institutions and private partnerships.  Arthur A. Adler, Jr. is the sole director of AMI and its president and founder.  Mr. Adler, along with Craig A. Pernick, Vice President and Michael S. Gildenhorn, Executive Vice President, comprise the portfolio management team for each Portfolio.  For its subadvisory services, the Adviser pays AMI the following fees:

Money Market Portfolio	0.22% on the first $24 million of average daily net assets; and thereafter, 0.25% on average daily net assets in excess of such amount.

Maryland Portfolio	0.22% on the first $39 million of average daily net assets; and thereafter, 0.3125% on average daily net assets in excess of such amount.

Virginia Portfolio	0.22% on the first $30 million of average daily net assets; and thereafter, 0.3125% on average daily net assets in excess of such amount.

Pursuant to the terms of the Sub-Advisory Agreement, for the period September 4, 2001 through December 31, 2002, the Adviser paid AMI $70,297.20. For the fiscal year ended December 31, 2002, the Adviser paid $208,857  in subadvisory fees to AMI.

Subadvisory Agreement
Pursuant to a Subadvisory Agreement between the Adviser and AMI, AMI is responsible for making investment decisions and placing orders for the purchase and sale of the Portfolios' investments directly with the issuers or with brokers or dealers selected by it in its discretion.  Consistent with the requirements of applicable law, the Subadvisory Agreement provides that AMI is not liable to the Adviser, the Fund, or to any shareholder of the Portfolios for any error in judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Subadvisory Agreement.  The Subadvisory Agreement may be terminated by the Adviser or AMI, without penalty, upon 30 days' prior written notice.  In addition, the Subadvisory Agreement may be terminated by the Board or by a majority vote of the Fund's shareholders, without penalty, upon 30 days' prior written notice.  The Subadvisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act.  The Subadvisory Agreement will remain in effect for two years from its effective date, and, unless earlier terminated, will continue from year-to-year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund and, in either case, (ii) by a majority of the Independent Directors.

Board Approval of the Advisory Agreements. The Advisory Agreement and Sub-Advisory Agreements for the Portfolios were last approved by the Directors at an in-person meeting held October 31, 2002. Prior to approving the Advisory Agreement and the Sub-Advisory Agreements, the Board requested, and the Adviser and AMI provided, information deemed relevant to the Board's consideration of the renewal of the Agreements.  Such written materials included information concerning the organization of the Adviser and AMI, the advisory services provided to each Portfolio, performance information for appropriate periods for each Portfolio, the current contractual advisory fee schedule for each Portfolio, and comparative fee and expense information.  The Board also considered at length the information that had been presented to the Board by the Adviser and AMI in the meeting during its in-person presentation.

Among the factors that the Directors considered were (i) the nature and quality of the Adviser's and AMI's services to the shareholders; (ii) the Adviser's and AMI's profitability from managing the Portfolios; (iii) whether the Adviser realized economies of scale and shared them with the shareholders; (iv) any "fall-out benefits" realized by the Adviser (that is, whether it received other benefits from its relationship with the Portfolios, such as soft dollars); (v) the level of fees, looking at the percentage of fees that comparable funds pay as well as the percentage of fees charged by the Adviser to similar clients; (vi) each Portfolio's requirements; (vii) whether the Adviser has waived any fees; (viii) the capabilities and financial soundness of the Adviser and AMI; (ix) current economic and industry trends; (x) historical factors involving the Adviser and AMI; and the responsiveness of management to the Directors' concerns and requests for information.

10

Administrator
Under an Administrative Services Agreement between the Fund and FBR National Bank & Trust ("FBR National"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, FBR National provides transfer agency, dividend-disbursing, fund accounting, custodial and administrative services to the Fund.  As of November 1, 2002, under the Administrative Services Agreement with FBR National, which has been approved by the Board of Directors, FBR National receives an annual fee based on the following schedule:

Asset Level	Annual Fee per Portfolio
<=$20 million	$60,000
>$20 million <=$100 million	0.30% of average daily net assets
>$100 million	0.25% of average daily net assets

Prior to November 1, 2002, FBR National received an annual fee of 0.25% of average daily net assets for the Money Market Portfolio and 0.30% of average daily net assets for the Maryland Portfolio and Virginia Portfolio for the services it provides.  For the fiscal years ended December 31, 2002, 2001 and 2000, the Fund paid the following administrative services fees to FBR National:

	2002	2001	2000

Money Market Portfolio	$ 55,004	$ 57,931	$ 47,527
Maryland Portfolio	$124,005	$118,713	$ 118,096
Virginia Portfolio	$ 93,178	$ 89,747	$ 83,697

As the Administrator, FBR National is responsible for all costs of the Fund except for the investment advisory fee, extraordinary legal expenses, marketing costs outside of routine shareholder communications and interest costs.  Specifically, FBR National pays costs of registration of the Funds' shares with the SEC and the various states, all expenses of dividend and transfer agent services, outside auditing and legal fees, preparation of shareholders reports, certain expenses associated with shareholder servicing, and all costs incurred in providing custodial services.

Distributor.  Pursuant to a Distribution Agreement dated September 4, 2001 (the "Distribution Agreement"), the Board of Directors of the Fund appointed FBR Investment Services, Inc. ("FBRIS") as the distributor to the Fund.  FBRIS, located at 4922 Fairmont Avenue, Bethesda, Maryland, is an affiliate of the Adviser and serves as principal underwriter and distributor of the Funds' shares pursuant to a Distribution Agreement with the Funds' which is renewable annually.  FBRIS promotes and sells shares of the Funds on a continuous, best efforts basis. No fees have been paid to the Distributor by the Portfolios for the fiscal years ended 2002 and 2001.

Independent Accountants.
Independent certified public accountants, Deloitte & Touche LLP, 100 South Charles Street, Baltimore, Maryland 21201, are responsible for auditing the annual financial statements of the Fund. The financial statements and the related financial statement highlights incorporated in this Prospectus by reference from the FBR Fund for Tax-Free Investors, Inc.'s Annual Report have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

 Brokerage Allocation and Other Practices
The Fund expects that purchases and sales of Portfolio securities generally will be principal transactions.  Portfolio securities are normally purchased directly from the issuer.  There will usually be no brokerage commissions paid by the Fund for such purchases.   At times, the Adviser may engage in agency transactions and, in effecting the purchase and sale of securities for the account of each Portfolio, will seek best execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker or member of an exchange, or (ii) at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Fund or the subadviser by such member or broker. Brokers are selected based upon the subadviser's judgement as to brokers ability to provide the Fund with best price and execution.

11

TAXATION OF THE FUND

The Fund currently qualifies, and will seek to continue to qualify, as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes on the net investment income and capital gains that the Fund distributes to its shareholders. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund.  Distributions may be subject to state and local taxes.

If the Fund fails to qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation.  In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income whether or not distributed.  The imposition of corporate income taxes on the Fund would directly reduce the return a shareholder would receive from an investment in the Fund.

 CALCULATION OF PERFORMANCE DATA

 Average Annual Total Return Quotations
For purposes of quoting and comparing the performance of the Portfolios to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return.  Under rules adopted by the SEC (the "SEC Rules"), Advertising stating Portfolio performance must include total return quotes calculated according to the following formula:

P (1+T)[n] = ERV
Where:	P =	a hypothetical initial payment of $1,000.
	T =	average annual total return.
	n =	number of years.
	ERV=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from inception.  In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus for the Fund on the reinvestment dates during the period.  Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The average annual compounded rates of return, assuming the reinvestment of all dividends and distributions, for the Portfolios, as of December 31, 2002, are as follows:

	Money Market Portfolio	Maryland Portfolio	Virginia Portfolio
One Year	0.94%	8.01%	9.25%
Five Years	2.28%	5.02%	5.06%
Ten Years	2.38%	5.59%	5.72%

Average Annual Total Return After Taxes on Distributions and Redemptions Quotations
The Maryland Portfolio and Virginia Portfolio compute their average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions.  This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.  This calculation can be expressed as follows:

12

ATVD
Average Annual Total Return After Taxes =	[--------to the 1/nth power -1]
(after taxes on distributions)	P

Where: P =	a hypothetical initial payment of $1,000.
n =	number of years.
ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption.

The Maryland Portfolio and Virginia Portfolio compute their average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions.  This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.  This calculation can be expressed as follows:

ATVDR
Average Annual Total Return After Taxes =	[--------- to the 1/nth power -1]
(after taxes on distributions and redemptions)	P

Where: P =	a hypothetical initial payment of $1,000.
n =	number of years.
ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The average annual total returns for the Maryland Portfolio and Virginia Portfolio for the one-year, five-year and ten-year periods ended December 31, 2002 are as follows:

	Maryland Portfolio			Virginia Portfolio
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Returns
Return Before Taxes	8.01%	5.02%	5.59%	9.25%	5.06%	5.72%
Return After Taxes on Distributions	8.00%	5.02%	5.59%	9.25%	4.9%	5.68%
Return After Taxes on Distributions and Sale of Fund Shares	5.72%	4.93%	5.47%	7.29%	4.92%	5.56%

13

Cumulative Total Return Quotations
The cumulative "total return" calculation measures the change in value of a hypothetical investment of $10,000 over an entire period of years.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Total return is determined as follows:

                              (ERV)/(P) -1 = TOTAL RETURN

The cumulative total return of shares of the Portfolios since commencement of each Portfolio's operations through December 31, 2002 were as follows:

Money Market Portfolio	90.24%
Maryland Portfolio	252.08%
Virginia Portfolio	243.93%

 Calculation of Yield Quotations

 7-Day Yield Quotation
The Money Market Portfolio's annualized current yield, as may be quoted in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes, the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).  The Money Market Portfolio's 7-Day yield for the period ended December 31, 2002 was 0.56%.

7-Day Effective Yield Quotation
The Money Market Portfolio also may communicate its annualized effective yield in advertisements and other communications to shareholders and potential investors.  An effective yield quotation is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The Money Market Portfolio's 7-Day effective yield for the period ended December 31, 2002 was 0.56%.

The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Money Market Portfolio in the future since the yield is not fixed.  Actual yields will depend not only on the type, quality, and maturities of the investments held by the Money Market Portfolio and changes in interest rates on such investments, but also on changes in the Money Market Portfolio's expenses during the period.

Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives.  However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Money Market Portfolio's yield fluctuates.

Code of Ethics
Pursuant to Rule 17j-1 under the 1940 Act, the Directors have adopted a Code of Ethics for the Fund and approved this same Code of Ethics for the Adviser based on a determination that the Code of Ethics contains provisions reasonably necessary to prevent access persons from violating Rule 17j-1 under the 1940 Act.   The Board has also approved the Code of the Portfolios' sub-adviser, AMI.

Financial Statements
Copies of the Fund's audited financial statements for the fiscal year ended December 31, 2002, may be obtained without charge by contacting the Fund at 4922 Fairmont Avenue, Bethesda, Maryland 20814, or by telephoning the Fund at 800.622.1386 or 301.657.1500.

14

PART C

OTHER INFORMATION

FBR Fund for Tax-Free Investors, Inc.

ITEM 23.  Exhibits

(a)(1)	Articles of Incorporation of Registrant. 2/
(a)(2)	Articles of Amendment. 2/
(b)(1)	Bylaws of Registrant. 2/
(b)(2)	Amendment to Bylaws. 2/
(c)	None.
(d)(1)	Investment Advisory Contract between Registrant and Money Management Advisers, Inc. 2/
(d)(2)	Amendment to Advisory Contract dated November 1, 2002 (filed herewith).
(d)(3)	Subadvisory Agreement between Money Management Advisers, Inc. and Asset Management, Inc. 2/
(e)	Distribution Agreement between Registrant and FBR Investment Services, Inc. dated November 1, 2002 (filed herewith).
(f)	None.
(g)	None
(h)(1)	Administrative Services Agreement between Registrant and FBR National Bank & Trust dated November 1, 2002 (filed herewith).
(h)(2)	Expense Limitation Agreement between the Registrant and Money Management Advisers, Inc. 1/
(i)	Opinion of counsel regarding the legality of securities being registered. 1/
(j)	Consent of Deloitte & Touche LLP, independent public accountants for the Registrant (filed herewith).
(k)	None.
(l)	None.
(m)	None.
(n)	None.
(o)	None
(p)(1)	Code of Ethics of Registrant and Money Management Advisers, Inc. 1/
(p)(2)	Code of Ethics of Asset Management, Inc. (filed herewith).

1/   Incorporated by reference to the Post Effective Amendment No. 19 to the Registrant's registration statement as filed with the Securities and Exchange Commission on April 30, 2001.
2/   Incorporated by reference to the Post Effective Amendment No. 20 to the Registrant's registration statement as filed with the Securities and Exchange Commission on April 30, 2002.

ITEM 24.  Persons Controlled By or Under Common Control with the Fund

None.

ITEM 25.  Indemnification

The Registrant was incorporated in the State of Maryland on April 8, 1983, and is operated pursuant to the Articles of Incorporation of the Registrant, dated as of April 6, 1983, that permit the Registrant to indemnify its directors and officers under certain circumstances.  Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

The Articles of Incorporation of the Fund provide that officers and directors shall be indemnified by the Fund against liabilities and expenses of defense in proceedings against them by reason of the fact that they serve as officers or directors of the Fund or as an officer or director of another entity at the request of the entity.  This indemnification is subject to the following conditions:

(a)   no director or officer is indemnified against any liability to the Fund or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;
(b)   officers and directors are indemnified only for actions taken in good faith which the officers and directors believed were in or not opposed to the best interests of the Fund; and
(c)   expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it is subsequently determined that they are entitled to indemnification.

The Articles of Incorporation of the Registrant provide that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the directors who were not parties to the proceedings or, if a quorum is not obtainable, or if directed by a quorum of disinterested directors so directs, by independent legal counsel in a written opinion that the persons to be indemnified have met the applicable standard. The Fund and its Directors and officers are also insured for certain liabilities under a directors and officers/errors and omissions policy.

ITEM 26.  Business and Other Connections of the Investment Adviser

Money Management Advisers, Inc. ("MMA") provides advisory services to the Registrant and  also serves as the investment adviser to FBR Fund for Government Investors and The FBR Rushmore Fund, Inc., each regulated investment companies. The directors and officers of the Adviser have held the following positions of a substantial nature:

Name	Position with Adviser	Occupation
Eric Billings	Director	Vice Chairman/Co-CEO - Friedman, Billings, Ramsey Group, Inc. ("FBR Group")
Robert Smith	Director	Chief Operating Officer - FBR Group
Webb Hayes	Director President	Managing Director - Friedman, Billings, Ramsey & Co., Inc. and FBR Investment Management, Inc.
Betsy Piper/Bach	Vice President	Senior Vice President - FBR National Bank & Trust
Karen C. Grau	Treasurer	Chief Financial Officer - FBR National Bank & Trust
Linda R. Paisley	Secretary	Chief Executive Officer - FBR National Bank & Trust

ITEM 27.  Principal Underwriters

(a)     FBR Fund for Government Investors
         FBR Rushmore Fund, Inc.
         FBR American Gas Index Fund, Inc.
         FBR Family of Funds

(b)   FBR Investment Services, Inc. ("FBR Services") serves as principal underwriter to the Funds. The following information is provided with respect to each director, officer or partner of FBR Services:

Name and principal business address(1)	Positions and offices with FBR Services	Positions and offices with Registrant

Sothara Chin	President	None

(1) The address of each person is 4922 Fairmont Avenue, Bethesda, Maryland 20814.

ITEM 28.  Location of Accounts and Records

The physical location for all accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, is 4922 Fairmont Avenue, Bethesda, Maryland 20814 and 1001 19th Street North, Arlington, Virginia 22209.

ITEM 29.  Management Services

                Not Applicable

ITEM 30.  Undertakings

                None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in this City of Bethesda in the State of Maryland, on the 30th day of April, 2003.

                                                FBR Fund for Tax-Free Investors, Inc.

                                                By:

                                                /s/ Webb C. Hayes, IV*
                                                Webb C. Hayes, IV Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Webb C. Hayes, IV*	Chairman of the Board	April 30, 2003
Webb C. Hayes, IV	Director

/s/ Louis T. Donatelli*	Director	April 30, 2003
Louis T. Donatelli

/s/ F. David Fowler*	Director	April 30, 2003
F. David Fowler

/s/ Mitchell A. Johnson*	Director	April 30, 2003
Mitchell A. Johnson

/s/ Michael A. Willner*	Director	April 30, 2003
Michael A. Willner

* Susan L. Silva, attorney in fact pursuant to a power of attorney filed herewith.

POWER OF ATTORNEY
The FBR Fund for Tax Free Investors, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Susan L. Silva and Patrick W.D. Turley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Trustee of The FBR Fund for Tax-Free Investors, Inc. (the "Fund"), a Maryland corporation, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Fund and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 31st day of October, 2002.

/s/ Webb C. Hayes, IV
Webb C. Hayes, IV

POWER OF ATTORNEY
The FBR Fund for Tax-Free Investors, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Susan L. Silva and Patrick W.D. Turley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Trustee of The FBR Fund for Tax-Free Investors, Inc. (the "Fund"), a Maryland corporation, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Fund and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 31st day of October, 2002.

/s/ Louis T. Donatelli
Louis T. Donatelli

POWER OF ATTORNEY
The FBR Fund for Tax-Free Investors, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Susan L. Silva and Patrick W.D. Turley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Trustee of The FBR Fund for Tax-Free Investors, Inc. (the "Fund"), a Maryland corporation, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Fund and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 31st day of October, 2002.

/s/ Mitchell A. Johnson
Mitchell A. Johnson

POWER OF ATTORNEY
The FBR Fund for Tax-Free Investors, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Susan L. Silva and Patrick W.D. Turley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Trustee of The FBR Fund for Tax-Free Investors, Inc. (the "Fund"), a Maryland corporation, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Fund and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 31st day of October, 2002.

/s/ F. David Fowler
F. David Fowler

POWER OF ATTORNEY
The FBR Fund for Tax-Free Investors, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Susan L. Silva and Patrick W.D. Turley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Trustee of The FBR Fund for Tax-Free Investors, Inc. (the "Fund"), a Maryland corporation, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Fund and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 31st day of October, 2002.

/s/ Michael A. Willner
Michael A. Willner